Exhibit 21

Subsidiaries of Entergy Corporation as of December 31, 2019

Certain subsidiaries, which if considered in the aggregate as a single subsidiary would not constitute a significant subsidiary as of December 31, 2019, have been omitted.

Name of Company	State of Incorporation

Entergy Corporation	Delaware
Entergy Utility Affiliates Holdings, Inc.	Texas
Entergy Utility Affiliates, LLC	Texas
Entergy Utility Holding Company, LLC	Texas
Entergy Holdings Company LLC	Delaware
Entergy Arkansas, LLC	Texas
Arkansas Power & Light Company, LLC	Arkansas
Entergy Arkansas Restoration Funding, LLC	Delaware
Entergy Louisiana, LLC	Texas
Entergy Holdings Company LLC	Delaware
Prudential Oil & Gas L.L.C.	Texas
Gulf States Utilities Company	Texas
Varibus L.L.C.	Texas
Southern Gulf Railway LLC	Texas
Entergy Louisiana Investment Recovery Funding I, L.L.C.	Louisiana
Louisiana Power & Light Company, LLC	Delaware
Entergy New Orleans, LLC	Texas
Entergy New Orleans Storm Recovery Funding I, L.L.C.	Louisiana
New Orleans Public Service Inc.	Louisiana
Entergy Mississippi, LLC	Texas
Jackson Gas Light Company	Mississippi
Entergy Power & Light Company	Mississippi
The Light, Heat and Water Company of Jackson, Mississippi	Mississippi
Mississippi Power & Light Company	Mississippi
Entergy Utility Assets Holdings, Inc.	Texas
Entergy Louisiana Properties, LLC	Texas
System Fuels, Inc.	Louisiana
Entergy Utility Assets, LLC	Texas
Entergy Utility Holding Company, LLC	Texas
Entergy Holdings Company LLC	Delaware
Entergy Arkansas, LLC	Texas
Arkansas Power & Light Company, LLC	Arkansas
Entergy Arkansas Restoration Funding, LLC	Delaware
Entergy Louisiana, LLC	Texas
Entergy Holdings Company LLC	Delaware
Prudential Oil & Gas L.L.C.	Texas
Gulf States Utilities Company	Texas
Varibus L.L.C.	Texas
Southern Gulf Railway LLC	Texas
Entergy Louisiana Investment Recovery Funding I, L.L.C.	Louisiana
Louisiana Power & Light Company, LLC	Delaware
Entergy New Orleans, LLC	Texas
Entergy New Orleans Storm Recovery Funding I, L.L.C.	Louisiana

New Orleans Public Service Inc.	Louisiana
Entergy Mississippi, LLC	Texas
Jackson Gas Light Company	Mississippi
Entergy Power & Light Company	Mississippi
The Light, Heat and Water Company of Jackson, Mississippi	Mississippi
Mississippi Power & Light Company	Mississippi
Entergy Utility Group, Inc.	Texas
System Fuels, Inc.	Louisiana
Entergy Utility Holding Company, LLC	Texas
Entergy Holdings Company LLC	Delaware
Entergy Arkansas, LLC	Texas
Arkansas Power & Light Company, LLC	Arkansas
Entergy Arkansas Restoration Funding, LLC	Delaware
Entergy Louisiana, LLC	Texas
Entergy Holdings Company LLC	Delaware
Prudential Oil & Gas L.L.C.	Texas
Gulf States Utilities Company	Texas
Varibus L.L.C.	Texas
Southern Gulf Railway LLC	Texas
Entergy Louisiana Investment Recovery Funding I, L.L.C.	Louisiana
Louisiana Power & Light Company, LLC	Delaware
Entergy New Orleans, LLC	Texas
Entergy New Orleans Storm Recovery Funding I, L.L.C.	Louisiana
New Orleans Public Service Inc.	Louisiana
Entergy Mississippi, LLC	Texas
Jackson Gas Light Company	Mississippi
Entergy Power & Light Company	Mississippi
The Light, Heat and Water Company of Jackson, Mississippi	Mississippi
Mississippi Power & Light Company	Mississippi
Entergy Utility Holding Company, LLC	Texas
Entergy Holdings Company LLC	Delaware
Entergy Arkansas, LLC	Texas
Arkansas Power & Light Company, LLC	Arkansas
Entergy Arkansas Restoration Funding, LLC	Delaware
Entergy Louisiana, LLC	Texas
Entergy Holdings Company LLC	Delaware
Prudential Oil & Gas L.L.C.	Texas
Gulf States Utilities Company	Texas
Varibus L.L.C.	Texas
Southern Gulf Railway LLC	Texas
Entergy Louisiana Investment Recovery Funding I, L.L.C.	Louisiana
Louisiana Power & Light Company, LLC	Delaware
Entergy New Orleans, LLC	Texas
Entergy New Orleans Storm Recovery Funding I, L.L.C.	Louisiana
New Orleans Public Service Inc.	Louisiana
Entergy Mississippi, LLC	Texas
Jackson Gas Light Company	Mississippi
Entergy Power & Light Company	Mississippi
The Light, Heat and Water Company of Jackson, Mississippi	Mississippi
Mississippi Power & Light Company	Mississippi
Entergy Texas, Inc.	Texas
Entergy Texas Restoration Funding, LLC	Delaware

Entergy Gulf States Reconstruction Funding I, LLC	Delaware
Prudential Oil & Gas L.L.C.	Texas
Southern Gulf Railway LLC	Texas
System Energy Resources, Inc.	Arkansas
Entergy Services Holding, Inc.	Delaware
Entergy Services, LLC	Louisiana
Entergy Account Services, LLC	Delaware
Entergy Operations, Inc.	Delaware
Entergy Enterprises, Inc.	Louisiana
Entergy Nuclear, Inc.	Delaware
TLG Services, Inc.	Connecticut
Entergy Nuclear PFS Company	Delaware
Entergy Nuclear Potomac Company	Delaware
Entergy Finance Holding, Inc.	Arkansas
Entergy Nuclear Holding Company # 1	Delaware
Entergy Nuclear New York Investment Company, LLC	Delaware
Entergy Nuclear Indian Point 3, LLC	Delaware
Entergy Northeast Holdings, LLC	Delaware
Entergy Power Marketing Assets, LLC	Delaware
Entergy Nuclear Power Marketing, LLC	Delaware
Entergy Nuclear Holding Company # 2	Delaware
Entergy Nuclear Operations, Inc.	Delaware
Entergy Nuclear Fuels Company	Delaware
Entergy Nuclear Vermont Finance Company	Delaware
Entergy Nuclear Holding Company, LLC	Delaware
Entergy Nuclear Midwest Investment Company, LLC	Delaware
Entergy Nuclear Palisades, LLC	Delaware
Entergy Nighthawk GP, LLC	Delaware
Entergy Nighthawk LP, LLC	Delaware
Entergy Nuclear Holding Company # 3, LLC	Delaware
Entergy Nuclear Indian Point 2, LLC	Delaware
Entergy Nuclear Nebraska, LLC	Delaware
Entergy Nuclear Vermont Investment Company, LLC	Delaware
Vermont Yankee Asset Retirement Management, LLC	Delaware
Entergy Power Marketing Holding I, Inc.	Delaware
Entergy Power Marketing Properties, LLC	Delaware
Entergy Power Marketing Holding II, Inc.	Delaware
Entergy Amalgamated Competitive Holdings, LLC	Delaware
Entergy Power Operations U.S. Inc.	Delaware
Entergy Power Gas Operations, LLC	Delaware
EWO Wind II, LLC	Delaware
Entergy Power Ventures, LLC	Delaware
EWO Marketing, LLC	Delaware
EAM Nelson Holding, LLC	Delaware
EK Holding III, LLC	Delaware
Entergy Power Investment Holding, Inc.	Delaware
Entergy Asset Management, Inc.	Delaware
Entergy Power, LLC	Delaware
Entergy International Holdings, LLC	Delaware
Entergy Global, LLC	Arkansas
Entergy International LTD LLC	Delaware